FOR IMMEDIATE ISSUE

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025

Q3 YoY Revenue Growth of 4%, Q3 YoY Net Revenue Growth of 6%
Q3 YoY Net Revenue Growth excluding Advocacy of 10%, Digital Transformation Net Revenue Growth of 12%, Marketing Services Net Revenue Growth of 9%
Q3 Net Income Attributable to Stagwell Inc. Common Shareholders of $25 million; Q3 Adjusted EBITDA of $115 million; Q3 Adjusted EBITDA ex. Advocacy YoY Growth of 23% to $103 million
Q3 EPS of $0.09; Adjusted EPS of $0.24
YTD Increase in Cash Flow from Operations of $100 million Over Prior Year Period
Net New Business of $122 million in Q3; LTM Net New Business of $472 million
Announced a Groundbreaking Partnership with Palantir
Guidance for 2025 of Total Net Revenue Growth of ~8%; Adjusted EBITDA of $410 million to $460 million; Free Cash Flow Conversion in excess of 45%

New York, NY, November 6, 2025 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three and nine months ended September 30, 2025.

THIRD QUARTER RESULTS:

•Q3 Revenue of $743 million, an increase of 4% versus the prior year period; YTD Revenue of $2,102 million, an increase of 2% versus the prior year period;
•Q3 Revenue ex. Advocacy of $686 million, an increase of 12% versus the prior year period; YTD Revenue ex. Advocacy of $1,947 million, an increase of 7% versus the prior year period;
•Q3 Net Revenue of $615 million, an increase of 6% versus the prior year period; YTD Net Revenue of $1,777 million, an increase of 7% versus the prior year period;
•Q3 Net Revenue ex. Advocacy of $578 million, an increase of 10% versus the prior year period; YTD Net Revenue ex. Advocacy of $1,672 million, an increase of 10% versus the prior year period;
•Q3 Net Income attributable to Stagwell Inc. Common Shareholders of $25 million versus $3 million in the prior year period; YTD Net Income attributable to Stagwell Inc. Common Shareholders of $16 million versus a Net Loss attributable to Stagwell Inc. Common Shareholders of $1 million in the prior year period;

•Q3 Adjusted EBITDA of $115 million, an increase of 3% versus the prior year period; YTD Adjusted EBITDA of $288 million, flat versus the prior year period;
•Q3 Adjusted EBITDA Margin of 19% on net revenue; YTD Adjusted EBITDA Margin of 16% on net revenue;
•Q3 Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $0.09 versus $0.03 in the prior year period; YTD Earnings Per Share Attributable to Stagwell Inc. Common Shareholders of $0.04 versus $(0.01) in the prior year period;
•Q3 Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.24 versus $0.22 in the prior year period; YTD Adjusted Earnings Per Share attributable to Stagwell Inc. Common Shareholders of $0.53 versus $0.53 in the prior year period;
•YTD Net Cash provided by Operating Activities of $31 million versus net cash used in Operating Activities of $69 million in the prior year period;
•Net new business of $122 million in the third quarter, last twelve-month net new business of $472 million
See “Non-GAAP Financial Measures” below for explanations and reconciliations of the Company’s non-GAAP financial measures.

Mark Penn, Chairman and CEO of Stagwell, said, “With double-digit growth in non-advocacy work, strong organic growth in nearly all areas, enhanced cash flow and increased non-advocacy margin, this quarter again demonstrates how Stagwell is a winner in an industry undergoing significant transformation. Our newly announced partnership with Palantir is yet another example of how Stagwell is a leader in the application of AI for marketing.”

Ryan Greene, Chief Financial Officer, commented: “While achieving significant growth, we’re successfully trimming our costs. An active focus on labor efficiency and cost discipline resulted in a 19% adjusted EBITDA margin, and drove an impressive 9% year-over-year increase in adjusted EPS to $0.24, even with the cyclical advocacy pullback. The momentum we’ve built through the third quarter gives us confidence in a strong finish to the year.”

Financial Outlook
2025 financial guidance is as follows:
•Total Net Revenue growth of ~8%
•Adjusted EBITDA of $410 million to $460 million
•Free Cash Flow Conversion in excess of 45%
•Adjusted EPS of $0.75 - $0.88
•Guidance includes anticipated impact from acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2025 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Video Webcast
Management will host a video webcast on Thursday, November 6, 2025, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three and nine months ended September 30, 2025. The video webcast will be accessible at

https://edge.media-server.com/mmc/p/xtchu5qq/. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the webcast.

A recording of the webcast will be accessible one hour after the webcast and available for ninety days at www.stagwellglobal.com.

Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our specialists in 45+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Contacts
For Investors:
Ben Allanson
IR@stagwellglobal.com

For Press:
Beth Sidhu
PR@stagwellglobal.com

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
(1) Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s current period reported revenue as the impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present an amount equal to the entity’s current year net revenue for the same period during which we didn’t own the entity in the prior year as the impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) the diluted weighted average shares outstanding. The diluted weighted average shares outstanding is calculated as (a) the diluted weighted average number of common shares outstanding plus (b) the shares of Class C Common Stock as if converted to shares of Class A Common Stock if not yet included because they were anti-dilutive. Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.
(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Free Cash Flow Conversion is the percentage of adjusted EBITDA.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “better,” “build,” “consider,” “continue,” “could,” “develop,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “forecast,” “future,” “grow,” “guidance,” “improve,” “intend,” “likely,” “maintain,” “may,” “ongoing,”, “outlook,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section.

Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•risks associated with international, national and regional unfavorable economic conditions, including the effect of changing tariff and other trade policies, inflation and other macroeconomic factors that could affect the Company or its clients;
•demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;
•inflation and actions taken by central banks to counter inflation;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests, deferred acquisition consideration and profit interests;
•the Company’s ability to manage its growth effectively;
•the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize cost savings, synergies and other related anticipated benefits within the expected time period;
•the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom;
•the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products;
•the Company’s use of artificial intelligence, including generative artificial intelligence;
•adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs;

•adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”);
•the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements;
•the Company’s ability to accurately forecast its future financial performance and provide accurate guidance;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in the Middle East), terrorist activities, natural disasters, public health events and tariff and trade policies;
•stock price volatility; and
•foreign currency fluctuations.
Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$742,998	$711,281	$2,101,556	$2,052,508
Operating Expenses
Cost of services	470,937	457,018	1,342,240	1,340,456
Office and general expenses	166,422	176,440	528,845	507,916
Depreciation and amortization	44,260	36,044	127,635	112,881
Impairment and other losses	466	—	466	1,715
	682,085	669,502	1,999,186	1,962,968
Operating Income	60,913	41,779	102,370	89,540
Other income (expenses):
Interest expense, net	(25,196)	(23,781)	(72,007)	(68,279)
Foreign exchange, net	(366)	1,312	(484)	(2,301)
Other, net	(2,032)	249	(2,143)	(825)
	(27,594)	(22,220)	(74,634)	(71,405)
Income before income taxes and equity in earnings of non-consolidated affiliates	33,319	19,559	27,736	18,135
Income tax expense	9,555	5,691	13,950	9,441
Income before equity in earnings of non-consolidated affiliates	23,764	13,868	13,786	8,694
Equity in income (loss) of non-consolidated affiliates	(1)	(4)	18	503
Net income	23,763	13,864	13,804	9,197
Net (income) loss attributable to noncontrolling and redeemable noncontrolling interests	856	(10,593)	2,637	(10,173)
Net income (loss) attributable to Stagwell Inc. common shareholders	$24,619	$3,271	$16,441	$(976)
Earnings (Loss) Per Common Share:
Basic	$0.10	$0.03	$0.08	$(0.01)
Diluted	$0.09	$0.03	$0.04	$(0.01)
Weighted Average Number of Common Shares Outstanding:
Basic	255,952	108,198	210,139	111,436
Diluted	259,583	112,190	266,773	111,436

SCHEDULE 2
STAGWELL INC.
UNAUDITED COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended September 30, 2024	Foreign Currency	Net Acquisitions (Divestitures)	Organic (1)	Total Change	Three Months Ended September 30, 2025	Organic	Total

Marketing Services	$225,411	$989	$4,970	$14,724	$20,683	$246,094	6.5%	9.2%
Digital Transformation	85,270	(99)	4,356	5,849	10,106	95,376	6.9%	11.9%
Media & Commerce	145,558	1,109	2,782	4,708	8,599	154,157	3.2%	5.9%
Communications	112,563	214	7,291	(23,576)	(16,071)	96,492	(20.9)%	(14.3)%
The Marketing Cloud	11,443	416	14,567	756	15,739	27,182	6.6%	137.5%
Eliminations	(52)	—	—	(4,727)	(4,727)	(4,779)	NM	NM
	$580,193	$2,629	$33,966	$(2,266)	$34,329	$614,522	(0.4)%	5.9%

(1) See Non-GAAP Financial Measures section above for the definition of Organic Net Revenue.

SCHEDULE 3
STAGWELL INC.
UNAUDITED COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Nine Months Ended September 30, 2024	Foreign Currency	Net Acquisitions (Divestitures)	Organic (1)	Total Change	Nine Months Ended September 30, 2025	Organic	Total

Marketing Services	$658,175	$1,473	$2,916	$52,303	$56,692	$714,867	7.9%	8.6%
Digital Transformation	239,613	(275)	8,196	27,444	35,365	274,978	11.5%	14.8%
Media & Commerce	439,783	1,651	2,675	(12,254)	(7,928)	431,855	(2.8)%	(1.8)%
Communications	303,890	162	29,002	(47,948)	(18,784)	285,106	(15.8)%	(6.2)%
The Marketing Cloud	25,823	455	53,523	(1,032)	52,946	78,769	(4.0)%	NM
Eliminations	(245)	—	—	(8,492)	(8,492)	(8,737)	NM	NM
	$1,667,039	$3,466	$96,312	$10,021	$109,799	$1,776,838	0.6%	6.6%

(1) See Non-GAAP Financial Measures section above for the definition of Organic Net Revenue.

SCHEDULE 4
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended September 30, 2025

	Marketing Services	Digital Transformation	Media & Commerce	Communications	The Marketing Cloud	Corporate & Eliminations	Total
Net Revenue	$246,094	$95,376	$154,157	$96,492	$27,182	$(4,779)	$614,522
Billable costs	51,101	8,334	20,581	48,455	5	—	128,476
Revenue	297,195	103,710	174,738	144,947	27,187	(4,779)	742,998

Billable costs	51,101	8,334	20,581	48,455	5	—	128,476
Staff costs	144,354	62,123	91,365	56,650	18,763	13,955	387,210
Administrative costs	27,919	6,981	22,966	12,516	3,663	(2,253)	71,792
Unbillable and other costs, net	17,227	387	15,196	2,245	5,883	—	40,938
Adjusted EBITDA (1)	56,594	25,885	24,630	25,081	(1,127)	(16,481)	114,582

Stock-based compensation	4,346	934	1,005	1,594	200	4,567	12,646
Depreciation and amortization	13,012	5,932	7,332	6,363	6,455	5,166	44,260
Deferred acquisition consideration	(500)	1,874	1,413	(3,716)	(12,419)	—	(13,348)
Impairment and other losses	—	—	—	222	244	—	466
Other items, net (1)	2,241	432	3,780	1,624	1,196	372	9,645
Operating income (loss)	$37,495	$16,713	$11,100	$18,994	$3,197	$(26,586)	$60,913

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

SCHEDULE 5
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Nine Months Ended September 30, 2025

	Marketing Services	Digital Transformation	Media & Commerce	Communications	The Marketing Cloud	Corporate & Eliminations	Total
Net Revenue	$714,867	$274,978	$431,855	$285,106	$78,769	$(8,737)	$1,776,838
Billable costs	124,590	17,210	47,793	135,109	16	—	324,718
Revenue	839,457	292,188	479,648	420,215	78,785	(8,737)	2,101,556

Billable costs	124,590	17,210	47,793	135,109	16	—	324,718
Staff costs	421,226	184,886	269,318	172,273	53,683	35,356	1,136,742
Administrative costs	86,433	19,599	67,097	37,042	13,531	(927)	222,775
Unbillable and other costs, net	60,230	1,151	43,833	6,910	17,178	—	129,302
Adjusted EBITDA (1)	146,978	69,342	51,607	68,881	(5,623)	(43,166)	288,019

Stock-based compensation	15,069	3,081	3,065	6,760	541	15,627	44,143
Depreciation and amortization	40,141	17,250	21,626	19,349	17,436	11,833	127,635
Deferred acquisition consideration	(4,784)	7,729	2,942	(4,879)	(10,919)	—	(9,911)
Impairment and other losses	—	—	—	222	244	—	466
Other items, net (1)	3,296	1,493	10,030	3,686	2,448	2,363	23,316
Operating income (loss)	$93,256	$39,789	$13,944	$43,743	$(15,373)	$(72,989)	$102,370

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

SCHEDULE 6
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended September 30, 2024

	Marketing Services	Digital Transformation	Media & Commerce	Communications	The Marketing Cloud	Corporate & Eliminations	Total
Net Revenue	$225,411	$85,270	$145,558	$112,563	$11,443	$(52)	$580,193
Billable costs	42,264	3,022	14,037	72,102	—	(337)	131,088
Revenue	267,675	88,292	159,595	184,665	11,443	(389)	711,281

Billable costs	42,264	3,022	14,037	72,102	—	(337)	131,088
Staff costs	139,694	56,384	88,390	55,518	8,887	13,106	361,979
Administrative costs	26,825	5,036	20,171	11,668	3,505	2,351	69,556
Unbillable and other costs, net	15,435	368	16,357	2,848	2,481	—	37,489
Adjusted EBITDA (1)	43,457	23,482	20,640	42,529	(3,430)	(15,509)	111,169

Stock-based compensation	6,001	2,617	1,359	3,394	363	3,201	16,935
Depreciation and amortization	13,572	5,536	6,509	4,473	2,679	3,275	36,044
Deferred acquisition consideration	(151)	1,265	(6,948)	6,778	(384)	—	560
Other items, net (1)	3,047	509	7,821	1,850	43	2,581	15,851
Operating income (loss)	$20,988	$13,555	$11,899	$26,034	$(6,131)	$(24,566)	$41,779

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items.

SCHEDULE 7
STAGWELL INC.
UNAUDITED SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Nine Months Ended September 30, 2024

	Marketing Services	Digital Transformation	Media & Commerce	Communications	The Marketing Cloud	Corporate & Eliminations	Total
Net Revenue	$658,175	$239,613	$439,783	$303,890	$25,823	$(245)	$1,667,039
Billable costs	124,196	9,363	82,180	170,067	—	(337)	385,469
Revenue	782,371	248,976	521,963	473,957	25,823	(582)	2,052,508

Billable costs	124,196	9,363	82,180	170,067	—	(337)	385,469
Staff costs	407,948	166,965	265,576	162,715	21,024	35,257	1,059,485
Administrative costs	74,293	15,707	61,509	33,689	9,659	11,396	206,253
Unbillable and other costs, net	53,176	788	46,244	7,958	5,547	—	113,713
Adjusted EBITDA (1)	122,758	56,153	66,454	99,528	(10,407)	(46,898)	287,588

Stock-based compensation	15,002	8,102	4,399	5,467	648	5,308	38,926
Depreciation and amortization	40,426	16,813	24,149	13,544	9,309	8,640	112,881
Deferred acquisition consideration	2,000	3,690	(6,453)	9,097	(384)	—	7,950
Impairment and other losses	1,500	—	—	—	—	215	1,715
Other items, net (1)	10,372	2,889	15,113	3,457	542	4,203	36,576
Operating income (loss)	$53,458	$24,659	$29,246	$67,963	$(20,522)	$(65,264)	$89,540

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA and Other items, net.

SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended September 30, 2025

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders and adjusted net income	$24,619	$38,147	$62,766

Diluted - Weighted average number of shares outstanding	259,583	—	259,583
Diluted EPS and Adjusted Diluted EPS (1)	$0.09		$0.24

Adjustments to Net income
Amortization		$38,707
Impairment and other losses		466
Stock-based compensation		12,646
Deferred acquisition consideration		(13,348)
Other items, net		11,928
		50,399
Adjusted tax expense		(12,252)
		$38,147

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted Diluted EPS.

SCHEDULE 9
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Nine Months Ended September 30, 2025

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$16,441	$131,430	$147,871
Net loss attributable to Class C shareholders	(6,637)	—	(6,637)
Net income attributable to Stagwell Inc. and Class C shareholders and adjusted net income	$9,804	$131,430	$141,234

Diluted - Weighted average number of common shares outstanding	214,557	—	214,557
Weighted average number of shares of Class C Common Stock outstanding	52,216	—	52,216
Diluted - Weighted average number of shares outstanding	266,773	—	266,773

Diluted EPS and Adjusted Diluted EPS (1)	$0.04		$0.53

Adjustments to Net Income
Amortization		$107,281
Impairment and other losses		466
Stock-based compensation		44,143
Deferred acquisition consideration		(9,911)
Other items, net		25,599
		167,578
Adjusted tax expense		(36,148)
		$131,430

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted Diluted EPS.

SCHEDULE 10
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Three Months Ended September 30, 2024

	GAAP	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$3,271	$19,762	$23,033
Net income attributable to Class C shareholders	—	36,060	36,060
Net income attributable to Stagwell Inc. and Class C and adjusted net income	$3,271	$55,822	$59,093

Diluted - Weighted average number of common shares outstanding	112,190	—	112,190
Weighted average number of shares of Class C Common Stock outstanding	—	151,649	151,649
Diluted - Weighted average number of shares outstanding	112,190	151,649	263,839

Diluted EPS and Adjusted Diluted EPS (1)	$0.03		$0.22

Adjustments to Net income
Amortization		$28,659
Stock-based compensation		16,935
Deferred acquisition consideration		560
Other items, net		15,851
		62,005
Adjusted tax expense		(15,615)
		46,390
Net income attributable to Class C shareholders		9,432
		$55,822

Allocation of adjustments to Net income
Net income attributable to Stagwell Inc. common shareholders		$19,762

Net income attributable to Class C shareholders - add-backs		26,628
Net income attributable to Class C shareholders		9,432
		36,060
		$55,822

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted Diluted EPS.

SCHEDULE 11
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands, except per share amounts)

For the Nine Months Ended September 30, 2024

	GAAP	Adjustments	Non-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$(976)	$58,177	$57,201
Net income attributable to Class C shareholders	—	83,442	83,442
Net income (loss) attributable to Stagwell Inc. and Class C shareholders and adjusted net income	$(976)	$141,619	$140,643

Diluted - Weighted average number of common shares outstanding	111,436	—	111,436
Weighted average number of shares of Class C Common Stock outstanding	—	151,649	151,649
Diluted - Weighted average number of shares outstanding	111,436	151,649	263,085

Diluted EPS and Adjusted Diluted EPS (1)	$(0.01)		$0.53

Adjustments to Net income (loss)
Amortization		$91,870
Impairment and other losses		1,715
Stock-based compensation		38,926
Deferred acquisition consideration		7,950
Other items, net		36,576
		177,037
Adjusted tax expense		(41,268)
		135,769
Net income attributable to Class C shareholders		5,850
		$141,619

Allocation of adjustments to Net income
Net income attributable to Stagwell Inc. common shareholders		$58,177

Net income attributable to Class C shareholders - add-backs		77,592
Net income attributable to Class C shareholders		5,850
		83,442
		$141,619

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted Diluted EPS.

SCHEDULE 12
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	September 30, 2025	December 31, 2024

ASSETS
Current Assets
Cash and cash equivalents	$132,238	$131,339
Accounts receivable, net	777,947	716,415
Expenditures billable to clients	150,255	173,194
Other current assets	170,011	114,200
Total Current Assets	1,230,451	1,135,148
Fixed assets, net	64,895	72,706
Right-of-use assets - operating leases	217,398	219,400
Goodwill	1,597,312	1,554,146
Other intangible assets, net	851,487	836,783
Deferred tax assets	250,360	46,926
Other assets	49,992	43,112
Total Assets	$4,261,895	$3,908,221
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS ("RNCI"), AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$408,149	$449,347
Accrued media	206,753	245,883
Accruals and other liabilities	275,227	265,356
Advance billings	375,768	294,609
Current portion of lease liabilities - operating leases	56,774	60,195
Current portion of deferred acquisition consideration	53,569	51,906
Total Current Liabilities	1,376,240	1,367,296
Long-term debt	1,526,291	1,353,624
Long-term portion of deferred acquisition consideration	23,478	50,209
Long-term lease liabilities - operating leases	227,540	245,397
Deferred tax liabilities	53,497	47,239
Long-term tax receivable agreement liability	223,600	25,493
Other liabilities	52,179	33,646
Total Liabilities	3,482,825	3,122,904
Redeemable Noncontrolling Interests	8,589	8,412
Commitments, Contingencies and Guarantees
Shareholders' Equity
Common shares - Class A	254	115
Common shares - Class C	—	2
Paid-in capital	741,702	343,647
Retained earnings	29,542	11,740
Accumulated other comprehensive loss	(22,451)	(23,773)
Stagwell Inc. Shareholders' Equity	749,047	331,731
Noncontrolling interests	21,434	445,174
Total Shareholders' Equity	770,481	776,905
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders’ Equity	$4,261,895	$3,908,221

SCHEDULE 13
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net income	$13,804	$9,197
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Stock-based compensation	44,143	38,926
Depreciation and amortization	127,635	112,881
Amortization of right-of-use lease assets and lease liability interest	51,208	58,052
Impairment and other (gains) losses	(3,063)	1,715
Deferred income taxes	3,216	(3,446)
Adjustment to deferred acquisition consideration	(9,911)	7,950
Other, net	1,319	6,371
Changes in working capital:
Accounts receivable	(3,477)	(6,212)
Expenditures billable to clients	26,266	(15,705)
Other assets	(53,377)	(9,068)
Accounts payable	(57,306)	(94,160)
Accrued expenses and other liabilities	(117,118)	(121,647)
Advance billings	67,964	23,984
Current portion of lease liabilities - operating leases	(59,414)	(63,956)
Deferred acquisition related payments	(1,176)	(14,112)
Net cash provided by (used in) operating activities	30,713	(69,230)
Cash flows from investing activities:
Capitalized software	(45,315)	(19,320)
Capital expenditures	(26,338)	(16,728)
Acquisitions, net of cash acquired	(6,179)	(23,781)
Other	(2,927)	(6,656)
Net cash used in investing activities	(80,759)	(66,485)
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(1,412,000)	(1,176,000)
Proceeds from borrowings under revolving credit facility	1,586,326	1,492,000
Shares repurchased and cancelled	(105,183)	(101,249)
Distributions to noncontrolling interests	(5,018)	(23,583)
Payment of deferred consideration	(16,103)	(28,721)
Purchase of noncontrolling interest	—	(3,316)
Debt financing and other costs	(3,795)	—
Net cash provided by financing activities	44,227	159,131
Effect of exchange rate changes on cash and cash equivalents	6,718	2,654
Net increase in cash and cash equivalents	899	26,070
Cash and cash equivalents at beginning of period	131,339	119,737
Cash and cash equivalents at end of period	$132,238	$145,807